UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 11, 2026

CLENE INC.
(Exact name of registrant as specified in its charter)

Delaware	001-39834	85-2828339
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

6550 South Millrock Drive, Suite G50 Salt Lake City, Utah		84121
(Address of principal executive offices)		(Zip Code)
(801) 676-9695
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	CLNN	The Nasdaq Capital Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Second Amendment to December 2024 Senior Secured Convertible Promissory Notes

On May 11, 2026, Clene Inc. (the “Company”) entered into the second amendment (the “Second Amendment”) to the amended and restated senior secured convertible promissory notes (the “Amended Notes”) with Kensington Clene 2024, LLC (“Kensington”), 4Life Research, LLC (“4Life”) and La Scala Investments, LLC (“La Scala,” and collectively with Kensington and 4Life, the “Holders”). The Amended Notes were issued on December 20, 2024 and previously amended on August 13, 2025. Pursuant to the Second Amendment, (i) the maturity date was extended to the earlier of (A) August 13, 2027 or (B) a change in control as defined in the Second Amendment (the “Maturity Date”); and (ii) monthly aggregate principal and accrued interest payments of $1,000,000 per month, which were scheduled to commence on September 13, 2026, were deferred, with the full balance of principal and accrued interest due on the Maturity Date.

The other material terms of the Amended Notes remain effective as described in the Company’s Current Reports on Form 8-K filed with the SEC on December 20, 2024, and August 14, 2025.

The foregoing description of the Second Amendment does not purport to be complete and is qualified in its entirety by reference to the text of the Second Amendment, which was filed as Exhibit 10.5 to the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2026, filed with the SEC on May 14, 2026, and is incorporated herein by reference.

The Holders have pre-existing relationships with the Company. Kensington is controlled by Alison Mosca, an independent director of the Company. The Company has license and supply agreements with 4Life, through which it licenses and sells non-pharmaceutical products. Additionally, the co-founder and chairman of the board of directors of 4Life, David Lisonbee, is a member of the board of directors of Clene Nanomedicine, Inc., a wholly-owned subsidiary of the Company. La Scala is also controlled by Mr. Lisonbee.

Item 2.02 Results of Operations and Financial Condition.

On May 14, 2026, Clene Inc. (the “Company”) issued a press release announcing its first quarter 2026 financial results and recent operating highlights for its quarter ended March 31, 2026. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information furnished in this Item 2.02, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), as amended, or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any filing made by the Company under the Exchange Act or the Securities Act of 1933, as amended, regardless of any general incorporation language in any such filings, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	by Exhibit Description
10.1	Form of Second Amended & Restated Senior Secured Convertible Promissory Note (incorporated by reference to Exhibit 10.5 to the Quarterly Report on Form 10-Q filed by the Registrant on May 14, 2026).
99.1	Press Release, dated May 14, 2026, announcing the Company’s first quarter 2026 financial results and recent operating highlights.
104	Cover Page Interactive Data File (formatted as Inline XBRL).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CLENE INC.

Date: May 14, 2026	By:	/s/ Robert Etherington
Robert Etherington
President and Chief Executive Officer

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